Spirit of America

Income & Opportunity Fund

Class A Shares – TICKER: SOAOX

Prospectus

July 4, 2013

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

(the “Opportunity Fund” or the “Fund”)

SUMMARY SECTION

Investment Objective:    The Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”). As part of its investment process, the Adviser relies on the portfolio manager’s investment experience and research to identify investment opportunities in the equity and fixed income securities markets that will provide steady sources of income and some potential for capital appreciation without incurring unnecessary risks.

Fees and Expenses of the Opportunity Fund:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the Spirit of America Investment Funds. More information about these and other discounts is available from your financial professional and in “Additional Information About How to Purchase Shares” on page 13 of the Opportunity Fund’s prospectus and “How to Purchase Shares” on page 16 of the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(1)

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

	Class A
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.45	%(2)

Total Annual Fund Operating Expenses	1.35%

Fee Waiver and/or Expense Reimbursement	(0.10	)%(3)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25	%(3)

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of shares that were purchased within one year of the redemption date where an indirect commission was paid.
(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	Spirit of America Management Corp., the Opportunity Fund’s investment adviser (the “Adviser”), has contractually agreed to waive advisory fees and/or reimbursable expenses under an Operating Expenses Agreement so that the total operating expenses of Opportunity Fund’s Class A Shares will not exceed 1.25% of the average daily net assets of the Opportunity Fund’s Class A Shares. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the Opportunity Fund until December 31, 2014. The waiver does not include 12b-1 fees, front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Opportunity Fund within the following three years, provided the Opportunity Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expenses Agreement can be terminated at any time by the Board of Directors, on behalf of the Opportunity Fund, upon sixty days prior written notice to the Adviser.

Example:    This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
Opportunity Fund Class A Shares	$596	$873

You would pay the same amount of expenses if you did not redeem your shares.

Portfolio Turnover:    The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Opportunity Fund’s performance. As this is the Fund’s first fiscal year in operation, the portfolio turnover rate is not available.

Principal Investment Strategies:    The Opportunity Fund seeks to achieve its investment objective by investing its assets in a combination of the following:

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Equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends.

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Fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds (i.e., ‘‘junk’’ bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”). Step coupon bonds are bonds that typically do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. Floating rate bonds pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate. The floating rate bond tends to decrease the security’s price sensitivity to changes in interest rates. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Opportunity Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions.

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Equity REITs and mortgage REITs. A “REIT” or “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate -related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Opportunity Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Opportunity Fund.

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Master Limited Partnerships; provided that no more than 25% of the net assets of the Opportunity Fund shall be invested in MLPs at any given time. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as “energy infrastructure.”

Principal Risks of Investing in the Opportunity Fund:    An investment in the Opportunity Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Opportunity Fund’s share price may fluctuate within a wide range. There is no assurance that the Opportunity Fund will achieve its investment objective. The Opportunity Fund’s performance could be adversely affected by the following principal risks:

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Limited Operating History. The Opportunity Fund has no operating history having commenced operations as of the date of this prospectus. It is designed for long-term investors and not as a trading vehicle. From time to time, the Opportunity Fund may not achieve the desired portfolio composition and/or diversification. If the Opportunity Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

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Market Risks. The market value of the Opportunity Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Opportunity Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. The equity securities purchased by the Opportunity Fund may not appreciate in value as the Adviser anticipates.

•	Small Cap Company Risk. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

•	Dividend Risk. There can be no assurance that a dividend-paying company will continue to make regular dividend payments.

•	Manager Risk, which is the possibility that poor security selection will cause the Opportunity Fund to underperform relevant benchmarks or other funds with similar investment objectives.

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REITs. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index.

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Interest Rate Risk. The Opportunity Fund’s performance could be adversely affected by Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise.

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Credit Risk. The Opportunity Fund may be affected by Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Opportunity Fund may invest in junk bonds. The Opportunity Fund may be affected by Credit Risk of Lower Grade Securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Opportunity Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Opportunity Fund may lose its entire investment in those securities.

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Call Risk. Another risk that could most adversely affect the Opportunity Fund’s performance is Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Opportunity Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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CMOs. The Opportunity Fund may be affected by Credit Risk of CMOs, which is the possibility that the Opportunity Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Opportunity Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities and some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

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MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risks and acquisition risk which can limit growth potential; (iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; (v) depletion of the natural gas reserves or other commodities if not replaced; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and (ix) threats of attack by terrorists.

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MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Opportunity Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Opportunity Fund and lower income.

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Non-Diversification Risk. Another risk is Non-Diversification Risk, which is the risk that to the extent the Adviser determined to invest in a lesser number of securities, the Opportunity Fund may be more vulnerable to adverse events and/or market conditions affecting those particular securities as opposed to spreading that risk out over a greater number of securities.

Suitability:    An investment in the Opportunity Fund may be suitable for intermediate to long-term investors who seek high current income and the potential for some capital appreciation. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information:    The bar chart and performance table illustrating the risks of investing in the Opportunity Fund and the changes in annual total returns will be provided after the Fund has been in operation for a full calendar year.

Investment Adviser:    Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Manager:    William Mason serves as Portfolio Manager and is primarily responsible for the day-to-day management of the Opportunity Fund.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Opportunity Fund.

Purchasing and Selling Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Opportunity Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:    The Opportunity Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plan, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase shares of the Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Opportunity Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE OPPORTUNITY FUND

Investment Objective.    The Opportunity Fund seeks to provide shareholders with current income and the potential for some capital appreciation.

Non-Principal Investment Strategies:    In addition to the investment assets discussed above, the Opportunity Fund seeks to achieve its investment objective by investing its assets in a combination of the following:

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Exchange traded funds (“ETFs”) that invest in the types of equity securities that the Opportunity Fund intends to invest in as part of its principal investment strategies; provided that no more than 5% of the net assets of the Opportunity Fund shall be invested in ETFs at any given time. ETFs may also be part of the Opportunity Fund’s temporary investment strategy or may be invested in as part of the Opportunity Fund’s hedging strategy.

•	Equity securities of real estate industry companies and mortgage backed securities.

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Private placements; provided that no more than 5% of the net assets of the Opportunity Fund shall be invested in private placements at any given time. Private placements are non-public offerings of securities, generally with respect to public companies. Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws.

•	Options. An Option grants to a holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date.

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Cash or cash equivalents. Included in cash or cash equivalents is cash on hand, currency in the bank or other accounts, checks, money orders, readily marketable securities, short term instruments and other cash equivalents.

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Any other asset in any market (including commodities and futures), whether domestic or foreign, equity or debt, or liquid or illiquid, that the Adviser believes is reasonably likely, depending on the circumstances and market or economic conditions, to provide a high probability of growth of capital, return on investment, current income, capital appreciation and/or a relatively high degree of safety in uncertain times. The Opportunity Fund may invest up to 15% of its net assets in illiquid securities.

Temporary Investments.    From time to time, the Opportunity Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Opportunity Fund will assume a temporary defensive posture only when economic and other factors adversely affect the markets and, in the Adviser’s opinion, present extraordinary risks in being invested in equity or fixed income securities. When the Opportunity Fund maintains a temporary defensive position, it may not achieve its investment objective.

Non-Principal Risks of Investing in the Opportunity Fund:    In addition to the investment assets discussed above, the Opportunity Fund’s performance could be adversely affected by the following risks involving the Opportunity Fund’s non-principal investment strategies:

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Liquidity Risk, which is the possibility that particular investments are difficult to purchase or sell. The Opportunity Fund’s investment in illiquid securities, including common units of MLPs, may reduce the returns of the Opportunity Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the Opportunity Fund invests in securities with substantial market and/or credit risk (i.e., “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that the Opportunity Fund invests in private placements which are generally illiquid, the Opportunity Fund may be unable to sell those securities at an advantageous price or time. Moreover, although common units of MLPs trade on the NYSE, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Opportunity Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so.

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Municipal Project Specific Risk, which is the risk that the Opportunity Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar municipal projects (such as those relating to utilities, transportation, health care, housing, and education) industrial development bonds, or in bonds from issuers of a single state.

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Zero Coupon Securities Risk, which is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. The Opportunity Fund may need to payout the imputed income on zero-coupon securities without receiving actual cash payments currently.

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State Specific Risk, which is the possibility that if the Opportunity Fund invests in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

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Real Estate Investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Opportunity Fund’s investments are concentrated geographically, by property type or in certain other respects, the Opportunity Fund may be subject to these risks to a greater extent. The stocks purchased by the Opportunity Fund may not appreciate in value as the Adviser anticipates. In addition, if the Opportunity Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Opportunity Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

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ETF Risk, which is the risk that the Opportunity Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Opportunity Fund’s own operations. There can be no assurance that the investment objective of any ETF in which the Opportunity Fund invests will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index.

•	Convertible Securities Risk, which is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

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Defaulted or Bankrupt Securities Risks, which is the risk that to the extent that the Opportunity Fund may invest in securities that are in default or bankruptcy, these securities will not pay principal and will typically be replaced by new securities issued in a financial restructuring or bankruptcy reorganization. There are risks in the timing and details of a restructuring or reorganization. Delays will result in lost income to the Opportunity Fund, and the value and amount of new securities issued may be less than expected. There are also legal risks that proceedings may be lengthy and that bankruptcy laws may be interpreted in ways that are unfavorable to bondholders.

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Political and Domestic/International Crisis Risk, which is the risk that major political or domestic and/or international crises may occur which could have a significant effect on economic conditions and financial markets. Such crises, depending on their severity, timing and scale, could severely impact the operations of the Opportunity Fund.

Disclosure of Portfolio Holdings.    A description of the Opportunity Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Opportunity Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Exchange Commission. Therefore, the Opportunity Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

MANAGEMENT OF THE FUND

Additional Information About the Investment Adviser.

The Adviser serves as the investment adviser of the Opportunity Fund as well as other Funds in the Spirit of America Investment Funds, including the Real Estate Income and Growth Fund, the Large Cap Value Fund, the High Yield Tax Free Bond Fund and the Spirit of America Income Fund (collectively referred to as the “Spirit of America Investment Funds”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Opportunity Fund as well as the Spirit of America Investment Funds since their inception and has no other assets under management. David Lerner is the sole shareholder, a director and a controlling person of the Adviser.

The Adviser invests the Opportunity Fund’s assets, manages the Opportunity Fund’s business affairs and supervises the Opportunity Fund’s day-to-day operations. The Adviser provides the Fund with advice on buying and selling securities in accordance with the Opportunity Fund’s investment objective, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Opportunity Fund. The investment advisory agreement for the Opportunity Fund will be approved by its Board of Directors (the “Board”), including the independent directors, on May 8, 2013. A discussion regarding the basis for the Board’s approval of the Opportunity Fund’s investment advisory contract will be available in the Opportunity Fund’s annual report to shareholders for the period ended December 31, 2013.

The Opportunity Fund pays the Adviser a fee at the annual rate of 0.65% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement until December 31, 2014 so that the total operating expenses of Opportunity Fund Class A Shares will not exceed 1.25% of the average daily net assets of the Opportunity Fund’s Class A Shares. The waiver does not include 12b-1 fees, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Opportunity Fund within the following three years, provided the Opportunity Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement can be terminated at any time, by the Board of Directors, on behalf of the Opportunity Fund, upon sixty days written notice to the Adviser.

Portfolio Manager

William Mason serves as Portfolio Manager and is primarily responsible for the day-to-day management of the Opportunity Fund. In addition, Mr. Mason serves as the Portfolio Manager of the Spirit of America Income Fund (“Income Fund”). Prior to managing the Opportunity Fund and the Income Fund, Mr. Mason was the Portfolio Manager of the High Yield Tax Free Bond Fund from February 29, 2008 through May 17, 2009. Mr. Mason’s career spans over thirty years in the municipal bond industry and includes over twenty years with David Lerner Associates, Inc. (“DLA”). On behalf of DLA, he managed trading, underwriting, institutional sales and dealer sales covering products such as, municipal bonds, treasuries, collateralized mortgage obligations, corporate bonds and unit investment trusts. He also manages DLA’s proprietary fixed-income trading accounts. His career began at Merrill Lynch in 1980. He began in back office operations until he advanced to the trading department at Merrill Lynch where he stayed until 1983. Mr. Mason then moved to Morgan Stanley where he was Manager of Trading Operations from 1983 until 1985 when he became an Institutional Trader. In 1988, he left Morgan Stanley and started working at DLA where he became Head of the Trading Department. He is also a member of the Municipal Bond Club of New York.

Mr. Mason holds a General Securities Principal (Series 24) License, Municipal Securities Principal (Series 53) License, General Securities Representative (Series 7) License, and Uniform Securities Agent State Law Examination (Series 63) license.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Opportunity Fund.

Legal Proceedings

On May 7, 2010, each of William Mason, the Portfolio Manager for the Opportunity Fund and Income Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA and Mr. Mason, including the suspension described below. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Opportunity Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Opportunity Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Opportunity Fund was a party to any of the investigations or actions listed in this section.

PRICING FUND SHARES

Portfolio securities are valued, and net asset value (“NAV”) per share of the Opportunity Fund is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV for the Opportunity Fund is computed by adding the value of the Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of the Fund outstanding. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent.

The Opportunity Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board described below.

The Opportunity Fund has established a valuation committee known as the Pricing Committee (the “Committee”). The Committee has responsibility for, among other things, determining and monitoring the value of the Opportunity Fund’s assets. Fair value determinations are required for securities: (i) for which market quotations, in the judgment of the Adviser, are insufficient or not readily available; (ii) for which, in the judgment of the Adviser, the value does not represent a fair value of the security; or (iii) determined to be illiquid in accordance with the Fund’s Liquidity and Rule 144A Securities Guidelines. The Committee is comprised of a portfolio manager of the Fund, the Chief Compliance Officer of the Adviser, any officer of the Fund and any director of the Fund.

When the Adviser determines that a fair value determination is required for a security, the Adviser will call a Committee meeting to determine a fair value of the security. The Adviser may also notify one or more Directors, who are not members of the Committee, of the Committee meeting if the Adviser considers it advisable to do so.

At the meeting of the Committee, a representative of the Adviser familiar with the security will describe to the Committee the nature of the security, the circumstances requiring a fair value determination and the Adviser’s recommended fair value or methodology for determining a fair value of the security.

The Committee (including any Director participating in the meeting who is not a member of the Committee) will make a fair value determination for the security and for each security that has been valued by a fair value determination; the Adviser will monitor the continuing appropriateness of the value or valuation methodology used with respect to the security. In the event the Adviser believes that the value or valuation methodology no longer produces a fair value of the security, the Committee shall make a new fair value determination.

When fair value pricing is employed, the prices of securities used by the Opportunity Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities, for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

ADDITIONAL INFORMATION ABOUT

HOW TO PURCHASE SHARES

You can purchase shares of the Opportunity Fund through broker-dealers that have executed a selling agreement with the Fund’s distributor, DLA. All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned.

Purchases by Mail:    Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Opportunity Fund’s transfer agent, Huntington Asset Services, Inc. (the “Transfer Agent”), together with a check payable to “Spirit of America Income & Opportunity Fund—Class A Shares.” The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. Please send a minimum of $500 (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to “Spirit of America Income & Opportunity Fund—Class A Shares” and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire:    To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Opportunity Fund by requesting your bank to transmit funds by wire. Please call Shareholder Services at (800) 452-4892 for the most current wiring instructions.

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Opportunity Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases by Telephone:    The Opportunity Fund accepts telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

General Purchase Information:    Class A Shares of the Opportunity Fund are sold at the NAV next determined after receipt of a purchase order by the Transfer Agent, plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested) reduced on investments of $100,000 or more. See “Distribution Arrangements” for more complete information on the shares of the Fund.

Purchase orders for shares of the Opportunity Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the

NYSE is open for trading, will be purchased at the Opportunity Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Opportunity Fund and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Opportunity Fund reserves the right to suspend the offering of shares of any Fund. The Opportunity Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Opportunity Fund will not accept checks endorsed by a third party as payment for purchase orders. If your check or wire does not clear, you will be responsible for any loss incurred by the Opportunity Fund.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Opportunity Fund to withhold a portion of your taxable distributions and redemptions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Opportunity Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Opportunity Fund may temporarily limit additional share purchases. In addition, the Opportunity Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Opportunity Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases through Broker-Dealers.

The Opportunity Fund may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with DLA. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the Opportunity Fund. Brokers or financial intermediaries through which an investor purchases shares of the Opportunity Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Automatic Investment Plan.

Bank Account

You can make additional purchases of shares of the Opportunity Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a monthly or quarterly basis and are subject to a minimum required amount of $50. The Opportunity Fund may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker/dealer, you can also make additional purchases of the Opportunity Fund through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Fund instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker/dealer.

ADDITIONAL INFORMATION ABOUT

HOW TO REDEEM SHARES

Selling Shares:    You may redeem your shares of the Opportunity Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail:    You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $50,000, or where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records. When the Opportunity Fund requires a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone or by Wire:    With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

The Opportunity Fund reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

Neither the Opportunity Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Opportunity Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Opportunity Fund or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Opportunity Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

Exchanging Shares:    You are permitted to exchange your Class A Shares of the Opportunity Fund for Class A Shares of another Fund in Spirit of America Investment Fund, Inc., including the Real Estate Income and Growth Fund, the Large Cap Value Fund, the High Yield Tax Free Bond Fund and the Income Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Systematic Withdrawal Plan:    The Opportunity Fund offers a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Opportunity Fund have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892.

General Redemption Information.    When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Opportunity Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds sent by check by the Opportunity Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Opportunity Fund.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Opportunity Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board, result in the need for the Opportunity Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Opportunity Fund. The Opportunity Fund has reserved the right to redeem shares in-kind, or partly in cash and partly in-kind.

The Opportunity Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares.” In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Opportunity Fund’s portfolios.

The Opportunity Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Opportunity Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of any Fund not reasonably practicable.

Minimum Balances:    Due to the relatively high cost of maintaining smaller accounts, the Opportunity Fund reserves the right to involuntarily redeem shares in any account at its then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares:    Opportunity Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of the Opportunity Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board has adopted the following policies and procedures to discourage market timing. The Opportunity Fund receives reports from their service provider through which they monitor activity that may be construed to be short-term trading. When such activity appears to be taking place, the Opportunity Fund issues instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Opportunity Fund may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Opportunity Fund’s procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Opportunity Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Opportunity Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Escheatment of Shares to State:    If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state.

DISTRIBUTION ARRANGEMENTS

The Opportunity Fund offers Class A Shares. Class A Shares charge a front-end sales load and pay 12b-1 fees. The Fund does not include disclosure information pertaining to sales loads and capital stock on its website because it is contained within this Prospectus and the Statement of Additional Information. As of the date of this prospectus, the Opportunity Fund’s reports and SAI are not currently available on its website, which is under construction; provided, however, that this prospectus and the SAI will be available on the Opportunity Fund’s underwriter’s website once the offering goes effective.

Rule 12b-1 Plans.

The Opportunity Fund has adopted a Plan of Distribution (the, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay DLA from its own assets for DLA’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Opportunity Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Class A Shares of the Opportunity Fund have exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the share class of the Opportunity Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares.

The offering price for Class A Shares of the Opportunity Fund includes a front-end sales charge. The maximum sales charge is 4.75% of the offering price (4.99% of the net amount invested) and is reduced on investments of $100,000 or more. Certain purchases of Class A Shares of the Opportunity Fund qualify for reduced front-end sales charges, as discussed below.

Sale of Class A Shares.

The sales charge you pay for Class A Shares of the Opportunity Fund depends on the dollar amount invested, as shown in the tables below.

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	4.75%	4.99%
$100,000 but less than $250,000	4.25%	4.44%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Opportunity Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to DLA in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

If a prospective investor puts in orders on the same day to purchase Fund shares for (i) his/her individual account, (ii) joint account, (iii) individual retirement account, (iv) retirement plan account for his/her benefit or (v) his/her trust account, all such orders may be aggregated to determine possible breakpoint eligibility. It is the responsibility of the investor to advise his/her broker that he/she has holdings in other accounts that may qualify him/her for a lower sales charge. Purchases of the Fund made on the same day may be aggregated for breakpoint purposes. This information should be updated whenever changes occur, and it is the investor who is in the best position to be aware of his/her holdings. You may be asked to provide information or records, including account statements, regarding shares of Spirit of America Investment Fund, Inc. held in:

•	all of your accounts at Spirit of America Investment Fund, Inc.;

•	your accounts at another financial intermediary; and

•	accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Sales at Net Asset Value.

Class A Shares of the Opportunity Fund may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Fund, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, DLA and their affiliates, and certain employee benefit plans for employees of the Adviser and DLA; (iv) persons who establish, to DLA’s satisfaction, that they are investing, within ninety (90) days, proceeds of redemption of shares of such other, substantially similar open-end, registered investment companies, as may be determined from time to time in the discretion of DLA; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by DLA; and (vi) investors who redeem shares of the Spirit of America Investment Funds and then decide to reinvest their redemption proceeds in additional shares of the Fund within 30 days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.

Normally, income dividends will be declared daily and paid monthly for the Opportunity Fund. Capital gains, if any, will be declared and distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. However, a portion of the distributions paid to the Opportunity Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the Opportunity Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Opportunity Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Each income dividend and capital gain distribution, if any, declared by the Opportunity Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares of the Opportunity Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes.

The Opportunity Fund expects that its distributions generally will consist of net investment income and any net short-term capital gains. Distributions of the Opportunity Fund’s net capital gains are taxable to the shareholders as long-term capital gains, regardless of the length of time shares have been held by a shareholder. The Fund’s net capital gains are capital gains realized by the Fund from the sale of capital assets held by the Fund for more than one year, net of capital losses. Long-term capital gains received by a shareholder through such distributions are currently taxed at a maximum rate of 20% (other than for corporations). Any changes made by Congress to the Code as a result of new tax laws or reforms could have a tax impact on the Opportunity Fund and its shareholders.

Under current law, qualified dividend income paid by the Opportunity Fund to individual taxpayers is taxed at rates equal to those applicable to long-term capital gains. This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Opportunity Fund with respect to its shares of the Fund, and the dividends paid to shareholders are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions from REITs received by the Fund generally are not qualified dividend income and are eligible for lower capital gains tax rates only in limited circumstances.

Dividends paid by the Opportunity Fund will typically be derived from taxable investments. Such dividends will not be “exempt-interest dividends.” Preferred stock dividends received by the Opportunity Fund may qualify as qualified dividend income, in which case the payment of such income to shareholders would be eligible for long-term capital gains tax rates.

Distributions received by a shareholder in the Opportunity Fund may include nontaxable returns of capital, which will reduce a shareholder’s basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further distributions will be taxable as a capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of the Opportunity Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.

Upon the sale of shares of the Opportunity Fund, shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the shareholder’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 20% for gains recognized on the sale of capital assets held for more than one year. An exchange of shares in the Opportunity Fund for shares in another Fund is treated for tax purposes as a taxable disposition of shares, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Automatic Reinvestment Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Opportunity Fund will be required to withhold a portion of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Opportunity Fund or if the shareholder is otherwise subject to backup withholding.

MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Opportunity Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Opportunity Fund and lower income.

For taxable years starting on or after January 1, 2013, the 2010 Health Care Bill imposes a new 3.8% “Medicare Tax” on “net investment income” for taxpayers earning over specified amounts. The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

Shareholders will be advised annually as to the federal tax status of ordinary income dividends, qualified dividend income, exempt-interest dividends, and capital gains and return of capital distributions made by the Opportunity Fund for the preceding year. Distributions by the Opportunity Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

How Transactions Are Taxed.

When you sell or redeem your Opportunity Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Opportunity Fund shares for shares of a different Fund is the same as a sale. Beginning with the 2012 calendar year, the Opportunity Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Opportunity Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Opportunity Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information regarding cost basis reporting is available in the Opportunity Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Financial highlights will be provided after the Opportunity Fund has been in operation for a full calendar year.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5575

Distributor (DLA)

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 921-4200

Shareholder Services

Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, IN 46206-6110

(800) 452-4892

Counsel

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Additional information about the Opportunity Fund is contained in the Statement of Additional Information (the “SAI”). The SAI is incorporated by reference into this prospectus.

Additional information about the investments of the Opportunity Fund is available in its annual and semi-annual reports to shareholders. In the Opportunity Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Opportunity Fund’s performance during its last fiscal year.

To obtain an SAI, annual report or semi-annual report for the Opportunity Fund without charge, or request other information or make shareholder inquiries, call collect 516-390-5565.

The Opportunity Fund’s reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-551-8090. The reports and other information are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. As of the date of this prospectus, the Opportunity Fund’s reports and SAI are not currently available on its website, which is under construction; provided, however, that this prospectus and the SAI will be available on the Opportunity Fund’s underwriter’s website once the offering goes effective.

Investment Company File No. 811-08231

Spirit of America

Income & Opportunity Fund

Class A Shares – TICKER: SOAOX

Prospectus

July 4, 2013

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

Class A Shares – TICKER: SOAOX

A Series of Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

STATEMENT OF ADDITIONAL INFORMATION

July 4, 2013

This Statement of Additional Information (“SAI”) is not a prospectus but supplements, and should be read in conjunction with, the current Prospectus for the Spirit of America Income & Opportunity Fund (the “Opportunity Fund”), dated July 4, 2013. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained, without charge, by contacting the distributor of Spirit of America Investment Fund, Inc. (the “Company”), David Lerner Associates, Inc. (the “Distributor”), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or calling collect 516-390-5565.

The Opportunity Fund’s most recent annual and semi-annual report to shareholders are separate documents that are incorporated by reference into this SAI. The annual and semi-annual reports are also available without charge by calling collect 516-390-5565. The Opportunity Fund’s SAI, and annual and semi-annual reports to shareholders are also available on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.

FUND HISTORY

The Company, a Maryland corporation organized on May 15, 1997, is an open-end management investment company. The Company is comprised of the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America High Yield Tax Free Bond Fund (the “High Yield Fund”) and the Spirit of America Income Fund (the “Income Fund”) and Spirit of America Income and Opportunity Fund (collectively referred to as the “Funds” and individually as a “Fund”). Each Fund currently only offers Class A Shares.

INVESTMENT STRATEGIES,

POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Opportunity Fund. You should read it together with the Opportunity Fund’s section in the Prospectus entitled “Additional Information About The Investment Objectives, Principal Investment Strategies, and Related Risks.”

As a fundamental policy, the Opportunity Fund invests a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”). The investment practices described below are not fundamental and may be changed without the approval of the Opportunity Fund’s shareholders.

Convertible Securities

The Opportunity Fund may invest in income-producing convertible securities. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Mortgage-Backed Securities. The Opportunity Fund may invest in all types of mortgage-backed securities. The Opportunity Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Although FNMA, FHLMC and similar U.S. Government sponsored entities such as the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, the securities issued by them are neither issued nor guaranteed by the U.S. Treasury. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government’s full faith and credit.

Taxable Municipal Obligations. The Opportunity Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Spirit of America Management Corp. (the “Adviser”) to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Opportunity Fund generally will not retain securities that fall below investment grade.

Master Limited Partnerships. The Opportunity Fund may invest in MLPs, provided that no more than 25% of the net assets of the Opportunity Fund shall be invested in MLPs at any given time. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as “energy infrastructure.”

Short-Term Investments. The short-term investments in which the Opportunity Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Options on Securities. The Opportunity Fund may invest up to 5% of its respective total assets to purchase covered call options. In addition, the Opportunity Fund may seek to increase its income or may hedge a portion of their portfolio investments through writing (i.e., selling) covered call options up to 5% of the Opportunity Fund’s respective total assets and against no more than 50% of any single securities position held by the Opportunity Fund. A call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option from the writer of the option at the stated exercise price at any time prior to the option’s expiration date. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the call option, it will own (i) the underlying instruments subject to the option, (ii) instruments convertible or exchangeable into the instruments subject to the option or (iii) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

The Opportunity Fund will receive a premium when they write call options, which increases the Opportunity Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Opportunity Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Opportunity Fund’s obligation as the writer of the option continues. Upon the exercise of a call option written by the Opportunity Fund, the Opportunity Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the Opportunity Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Opportunity Fund might receive less total return and in other periods greater total return from their hedged positions than they would have received from leaving their underlying securities unhedged.

Purchasing only covered call options reduces the risk that securities dealers participating in such transactions would fail to meet their obligations to the Opportunity Fund. In purchasing a call option, the Opportunity Fund will seek to hedge against an increase in the market price of the underlying security. If a call option purchased is not sold or exercised when it has remaining value or remains equal to or below the exercise price during the life of the option, the option will expire worthless. For the purchase of a call option to be profitable, the market price of the underlying security must increase sufficiently above the exercise price to cover the premium and transaction costs.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

Although the Opportunity Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Opportunity Fund does not have the current intention of doing so in the foreseeable future. The Opportunity Fund will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Opportunity Fund if, as a result, the Opportunity Fund’s aggregate commitments under such transactions would be more than 15% of the then current value of the Opportunity Fund’s total assets. The Opportunity Fund’s right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Opportunity Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Opportunity Fund will set aside or segregate cash or liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Opportunity Fund, the portfolio securities themselves. If the Opportunity Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Opportunity Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements

Although the Opportunity Fund has no current intention of entering into standby commitments, the Opportunity Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the appropriate Opportunity Fund’s net asset value (“NAV”). The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Opportunity Fund will at all times set aside or segregate cash or liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Opportunity Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Opportunity Fund.

Short Sales

Where appropriate, the Opportunity Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. The Opportunity Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Opportunity Fund borrows a security from a brokerage firm to make delivery to the buyer. The Opportunity Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Opportunity Fund’s net assets.

To secure the Opportunity Fund’s obligation to replace any borrowed security, the Opportunity Fund will set aside or segregate an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Opportunity Fund will thereafter maintain daily the segregated account at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Opportunity Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Opportunity Fund replaces the borrowed security. The Opportunity Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Opportunity Fund may be required to pay in connection with a short sale.

Repurchase Agreements

The Opportunity Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Opportunity Fund’s ability to enter into repurchase agreements. Currently, the Opportunity Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. In a repurchase agreement, a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer’s money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Opportunity Fund to keep all of its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Opportunity Fund requires continual maintenance by its custodian for their accounts in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Opportunity Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor’s bankruptcy, the Opportunity Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Illiquid Securities

The Opportunity Fund may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Opportunity Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Opportunity Fund, however, could affect adversely the marketability of such portfolio securities and the Opportunity Fund may be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, under the supervision of the Opportunity Fund’s Board of Directors (the “Board”), will monitor the liquidity of securities in the Opportunity Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of security.

Rights and Warrants

The Opportunity Fund has no current intention to invest in rights and warrants, although the Opportunity Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the Opportunity Fund’s portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Portfolio Turnover

It is the Opportunity Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Opportunity Fund may hold securities for the sole purpose of receiving interest income, regardless of appreciation potential. A 100% annual turnover rate would occur if all securities in the Opportunity Fund’s portfolio were replaced once within a period of one year. As this is the Opportunity Fund’s first fiscal year, the portfolio turnover rate is not available.

Temporary Investments

From time to time, the Opportunity Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Opportunity Fund may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The Opportunity Fund may sell short U.S. Treasury Contracts. The Opportunity Fund will assume a temporary defensive posture only when economic and other factors adversely affect the equity market. When the Opportunity Fund maintains a temporary defensive position, it may not achieve their investment objective.

Fundamental Policies of the Opportunity Fund

In addition to the Opportunity Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Opportunity Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Opportunity Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds, CMOs, and U.S. government agency securities, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one industry except that this restriction does not apply to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

(c)	purchase or sell real estate;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(g)	participate on a joint or joint and several basis in any securities trading account;

(h)	(i) purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(i)	issue any senior security.

Non-Fundamental Policies of the Opportunity Fund

The following restrictions are imposed by the management of the Opportunity Fund and may be changed by the Board without shareholder approval at any time. The Opportunity Fund may not:

(a)	borrow money, except that the Opportunity Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the total assets of either the Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, the Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

(b)	engage in time zone arbitrage transactions, buy back transactions, dollar roll transactions or even linked bond transactions;

(c)	enter into any swap agreements; and

(d)	invest in derivative securities, other than covered call options, and other than those securities which are derived from municipal bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which Spirit of America Investment Fund, Inc., (the “Company”), its administrator, Huntington Asset Services, Inc. (“HASI”) or its Adviser (collectively, the “Service Provider(s)”), may disclose the Opportunity Fund’s portfolio securities. The principal Service Provider responsible for dissemination of information about the Opportunity Fund’s portfolio securities is HASI. The Company and its Service Providers shall only disclose information concerning securities held in the Opportunity Fund’s portfolios under the following circumstances:

The Company or a Service Provider may disclose the Opportunity Fund’s portfolio securities holdings to selected third parties in advance of general release when the Company has a legitimate business purpose for doing so and it shall authorize in writing its Service Providers to disclose the Opportunity Fund’s portfolio holdings; examples of instances in which selective disclosure of the Opportunity Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company; or disclosure to a rating or ranking agency. From time to time, the Opportunity Fund may also disclose their top ten holdings on their web-site with little or no lag time.

As required by the federal securities laws, including the 1940 Act, the Company shall disclose the Opportunity Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. These filings are made publicly available and are sent to shareholders within 60 days following the end of each fiscal quarter.

In the event that the Company or a Service Provider discloses the Opportunity Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

Neither the Company, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Opportunity Fund’s portfolio securities.

HASI is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Company’s portfolio holdings, the Company’s President and Treasurer, or the Adviser’s President shall be authorized to disclose such information.

In order to ensure that the disclosure of the Opportunity Fund’s portfolio securities is in the best interests of the Opportunity Fund’s shareholders and to avoid any potential or actual conflicts of interest with HASI, the Adviser, the Company’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Opportunity Fund’s portfolio securities for legitimate business purposes shall be approved by the Company’s Board in advance of such disclosure. This requirement shall not apply to the disclosure of the Opportunity Fund’s portfolio securities to the Company’s existing service providers of auditing, custody, proxy voting and other services to the Company in connection with the provision of their services to the Company, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Opportunity Fund’s portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Board has responsibility for the overall management and operations of the Opportunity Fund. The Board establishes the Opportunity Fund’s policies and oversees and reviews the management of the Opportunity Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Opportunity Fund.

Set forth below are the Directors and executive officers of the Opportunity Fund, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS

David Lerner[2] (76) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	5	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[2] (51) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	5	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Allen Kaufman (76) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[3]	5	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (76) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	5	Director of Freight Management Systems, Inc.

Richard Weinberger (76) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	5	None

OFFICERS

David Lerner (see biography above)	President

Alan P. Chodosh (59) c/o Spirit of America Investment Fund, Inc.	Treasurer	Since 2003	Executive Vice President and Chief Financial	N/A	N/A
477 Jericho Turnpike Syosset, New York 11791	Secretary	Since 2005	Officer of David Lerner Associates, Inc. since June 1999.

Joseph Pickard (52) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each Director serves for an indefinite term, until his successor is elected.

[2]

David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[3]

K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Opportunity Fund. Information as of December 31, 2012 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

David Lerner.	Mr. David Lerner is the founder of the Adviser and has been a Director and President of the Opportunity Fund since inception. Mr. David Lerner has over 36 years of securities industry experience and is the president and a director of the Adviser.

Daniel Lerner.	Mr. Daniel Lerner has been a Director of the Opportunity Fund since inception. He has over 27 years of securities industry experience and is also a senior vice president and a director of the Distributor.

Allen Kaufman.	Mr. Kaufman has been a Director of the Opportunity Fund since inception. He has over 47 years of business leadership experience and is currently a president and chief executive officer of an insurance company.

Stanley S. Thune.	Mr. Thune has been a Director of the Opportunity Fund since inception. He has over 41 years of business leadership experience and is currently the president and chief executive officer of a logistics management company.

Richard Weinberger.	Mr. Weinberger has been a Director of the Opportunity Fund since 2005. He has been an attorney since 1963, and has experience with commercial law, securities law and litigation and is currently an arbitrator for FINRA.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Directors and Committees

The Board is responsible for overseeing the management of the Fund. The Board also elects the Company’s officers who conduct the daily business of the Opportunity Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Directors interact directly with the Chairman of the Board, each other as directors and committee members, the Opportunity Fund’s officers, and senior management of the Adviser and other service providers of the Opportunity Fund at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Directors and Officers,” above.

Currently the Board is comprised of five individuals, two of whom are considered “Interested” Directors as defined by the Investment Company Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. Mr. David Lerner, the Opportunity Fund’s President, is the Chairman of the Board and is an Interested Director. Mr. Thune is the lead director of the Board and is Disinterested. The lead director chairs sessions among the Disinterested Directors, serves as a spokesperson for the Disinterested Directors and serves as a liaison between the Disinterested Directors and the Opportunity Fund’s management between Board meetings. The Board believes that it is beneficial to have a representative of Opportunity Fund’s management as its Chairman. Mr. David Lerner is president and a director of the Adviser, and oversees the investment and business affairs of the Opportunity Fund. Accordingly, the Board believes his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. David Lerner’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by the Opportunity Fund’s management.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Opportunity Fund, potential conflicts of interest that could arise from these relationships and other risks that the Opportunity Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Opportunity Fund’s operations is important, in light of the size and complexity of the Opportunity Fund and the risks that the Opportunity Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Opportunity Fund, and the environment in which the Opportunity Fund operates, change.

Currently, the Board has an Audit Committee, Pricing Committee, Compliance Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. Kaufman, Thune and Weinberger. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Opportunity Fund’s financial operations.

The Pricing Committee consists of a Portfolio Manager of the Company, the Chief Compliance Officer of the Adviser, any officer of the Company or any Director of the Company. The Pricing Committee has responsibility for, among other things, determining and monitoring the value of the Opportunity Fund’s assets.

The Compliance Committee consists of Messrs. Kaufman, Thune and Weinberger and Joseph Pickard, as the Company’s Chief Compliance Officer. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law.

The Nominating Committee consists of Messrs. Kaufman and Thune. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Opportunity Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Board; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Opportunity Fund, to review and discuss the activities of the Opportunity Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Opportunity Fund and the service providers.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Opportunity Fund as of April 1, 2013.

Name of Director	David Lerner	Daniel Lerner	Allen Kaufman	Stanley Thune	Richard Weinberger
Opportunity Fund	None	None	None	None	None
All Registered Investment Companies Overseen by Director within the Family of Investment Companies	over $100,000	None	$10,000-$50,000	$1-$10,000	$10,000-$50,000

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2012, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company who is not an affiliated person of the Adviser or Distributor receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2012, the Company paid $24,000 for the Chief Compliance Officer fee. In addition, David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and the Opportunity Fund’s Distributor did not receive any brokerage commissions for the year ended December 31, 2012.

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended December 31, 2012.

Name of Director	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(2)
David Lerner	$0	$0	$0	$0
Daniel Lerner	$0	$0	$0	$0
Allen Kaufman	$16,500	$0	$0	$16,500
Stanley Thune	$16,500	$0	$0	$16,500
Richard Weinberger	$16,500	$0	$0	$16,500

(1)	Director fees and expenses are allocated among all of the Funds comprising the Company. For the fiscal year ended December 31, 2012, the Director fees and expenses were allocated to each Fund as follows: $13,256 to the Real Estate Fund, $5,041 to the Value Fund, $11,983 to the High Yield Fund and $19,220 to the Income Fund. As this is the Opportunity Fund’s first fiscal year in operation, no fees or expenses were allocated to the Fund.
(2)	These figures represent the annual aggregate compensation paid by the Fund Complex for the fiscal year ended December 31, 2012. The Fund Complex is currently comprised of the Company.

Elimination of the Sales Load

The officers and present and former directors of the Opportunity Fund may purchase Class A Shares of the Fund at NAV (i.e. without any initial sales charge).

Code of Ethics

The Company, Adviser and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics permits but restricts the investing activities of the Opportunity Fund’s officers and directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Opportunity Fund.

Policy for Voting Proxies

The Board has delegated to the Adviser the responsibility to vote proxies of companies held in the Opportunity Fund’s portfolio according to the Company’s Proxy Voting Policies and Procedures. It is the policy of the Opportunity Fund to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Opportunity Fund and its shareholders. Thus, the Opportunity Fund generally votes in line with management’s recommendations, as the Opportunity Fund believes that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Opportunity Fund or its shareholders, the Fund will vote against management’s recommendations.

In the event that a conflict arises between the interests of the Opportunity Fund’s shareholders and those of the Adviser, the Distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, the Adviser will contact an Independent Director of the Opportunity Fund. The Adviser will disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Adviser will vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Opportunity Fund, the Opportunity Fund’s portfolio manager reviews all issues up for vote, votes such proxies in accordance with the Proxy Voting Policies and Procedures, and submits them to the issuer in a timely manner.

Information regarding how the Opportunity Fund voted proxies relating to portfolio securities is available for the Fund, without charge by calling collect 516-390-5565 and on the SEC’s website at http://www.sec.gov. As this is the Opportunity Fund’s first fiscal year in operation, historical proxy voting information is not applicable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [], 2013, the officers and Directors, as a group, owned beneficially less than []% of Class A Shares of the Fund.

As of [], 2013, no shareholders owned of record or beneficially 5% or more of the Class A Shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Therefore, Mr. Lerner is an affiliated person of the Opportunity Fund and the Adviser.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Opportunity Fund, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the Adviser’s activities which the Company is required to maintain, and to render regular reports to the Opportunity Fund’s officers and Board concerning the Adviser’s discharge of the foregoing responsibilities. The annual advisory fee payable by the Opportunity Fund is 0.65% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive all or a portion of its fees and to reimburse certain expenses so that the total operating expenses of the Opportunity Fund’s Class A Shares until December 31, 2014, will not exceed 1.25%. As this is the Opportunity Fund’s first fiscal year in operation, the fees for the Opportunity Fund payable to the Adviser, the reductions attributable to voluntary fee waivers and the net fees paid with respect to the Opportunity Fund is not available.

INFORMATION ABOUT PORTFOLIO MANAGERS

Other Accounts Managed

As of the date of this SAI, the Portfolio Manager does not provide portfolio management for any other registered investment companies, pooled investment vehicles or other accounts that are not a series of the Spirit of America Investment Funds.

Description of Compensation

Each Portfolio Manager’s compensation consists of a fixed base salary and a bonus which is based on the sale of shares of all of the Funds, the increase in value of all of the Funds and under certain conditions, a percentage of the income earned by the Adviser for its management of all of the Funds.

Potential Conflicts of Interest

The management of multiple funds may give rise to potential conflicts of interest if the funds have different objectives, benchmarks, time horizons and fees. The Portfolio Managers may be required to allocate their time and investment ideas across multiple funds. The Portfolio Managers may execute transactions for a fund that may adversely impact the value of securities held by another fund. Securities selected for one fund may outperform the securities selected for another fund. Each Portfolio Manager’s management of his/her personal accounts may also give rise to potential conflicts of interest.

The Portfolio Manager of the Fund, William Mason, is currently employed by David Lerner Associates, Inc.(“DLA”), a registered securities broker/dealer. In that capacity, he manages trading, underwriting, institutional sales and dealer sales covering products such as, municipal bonds, treasuries, collateralized mortgage obligations, corporate bonds and unit investment trusts. He also manages DLA’s proprietary fixed-income trading accounts. Conflicts of interest may arise because the Opportunity Fund’s Portfolio Manager has day-to-day management responsibilities with respect to the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Different Investment Strategies. The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers. The Portfolio Manager selects the brokers that execute securities transactions for the accounts that he supervises. In addition to executing trades, some brokers provide the Portfolio Manager with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Manager’s decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that he manages, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Conflicts of Interest

Where conflicts of interest arise between the Opportunity Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Opportunity Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for other accounts overseen by the Portfolio Manager.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers employed by DLA in the Fund as of December 31, 2012.

Fund	Raymond A. Mathis	Alpana Sen	William Mason	Douglas Revello
Opportunity Fund*

*	As this is the Fund’s first fiscal year in operation, the information in this table is not available.

Principal Distributor

David Lerner Associates, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, director, chief executive officer and president of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company and the Distributor. The shares of the Opportunity Fund are offered continuously.

Legal Proceedings

On May 7, 2010, each of William Mason, the Portfolio Manager for the Opportunity Fund and Income Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA and Mr. Mason, including the suspension described below. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Opportunity Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Opportunity Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Opportunity Fund was a party to any of the investigations or actions listed in this section.

Distribution and Service Plans

The Opportunity Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares (“12b-1 Plan”).

The Plan provides that the Distributor may use the fees paid by the Opportunity Fund under the Plan (“12b-1 fees”) to finance the distribution of the Fund’s shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to brokers, dealers and others.

The Plan provides that the Distributor will use the 12b-1 fees received from the Opportunity Fund for expenses incurred in the promotion and distribution of the shares of the Fund. 12b-1 fees received from the Opportunity Fund will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor.

The Plan is characterized as compensation plans because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Opportunity Fund’s Class A Shares are not obligated under its plan to pay any 12b-1 fees in excess of an annual rate of 0.25% of its average daily net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Plan per annum will be borne by the Distributor.

The Opportunity Fund intends to operate the Plan in accordance with its terms and in accordance with the rules of FINRA concerning sales charges.

The fees paid to the Distributor under the Plan are subject to annual review and approval by the Opportunity Fund’s Independent Directors who have the authority to reduce the fees or terminate the Plan at any time. All payments made pursuant to the Plan shall be made for the purpose of selling shares issued by the Opportunity Fund or servicing shareholder accounts.

Under the Plan, the Distributor reports the amounts expended under the Plan and the purposes for which such expenditures were made, to the Directors of the Fund for their review on a quarterly basis. Also, the Plan provides that the selection and nomination of Independent Directors who are not interested persons of the Opportunity Fund, as defined in the 1940 Act, are committed to the discretion of such Independent Directors then in office. Such Independent Directors must comprise a majority of the Board and those Independent Directors shall select and nominate any other Independent Directors of the Company. Additionally, any person who acts as legal counsel for the Independent Directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the SEC. The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plan is terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

David Lerner is the Founder of the Distributor and he is an interested person of the Opportunity Fund. Daniel Lerner is an interested person of the Fund.

The Plan was adopted because of its anticipated benefit to the Opportunity Fund. These anticipated benefits include: increased promotion and distribution of the Opportunity Fund’s shares, an enhancement in the Opportunity Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Opportunity Fund, and, to the extent that assets remain invested in the Opportunity Fund, greater flexibility in achieving investment objectives.

As this is the Opportunity Fund’s first fiscal year in operation, principal activities for 12b-1 fees, aggregate amounts of sales charges paid by shareholders, and brokerage commissions is not available.

Administrative Services Agent and Fund Accountant

HASI, located at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, provides the back office services for the Opportunity Fund. The services include the day-to-day administration of matters necessary to the Fund’s operations, maintenance of records and books, preparation of reports and compliance monitoring.

HASI also serves as the accounting agent for the Fund and maintains the accounting books and records of the Opportunity Fund, calculates the Opportunity Fund’s NAVs in accordance with the provisions of the Opportunity Fund’s current Prospectus and prepares for the Opportunity Fund’s approval and use various government reports, tax returns, and proxy materials.

As this is the Opportunity Fund’s first fiscal year in operation, accounting and administration fees paid are not available.

Transfer Agent

HASI serves as the Opportunity Fund’s transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent.

Custodian

The Huntington National Bank (“HNB”), 7 Easton Oval, Columbus, OH 43219, is custodian of the Opportunity Fund’s assets pursuant to a custodian agreement. Under the custodian agreement, HNB (i) maintains a separate account or accounts in the name of the Opportunity Fund, (ii) holds and transfers portfolio securities on account of the Opportunity Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Opportunity Fund, (iv) collects and receives all income and other payments and distributions on account of the Opportunity Fund’s securities and (v) makes periodic reports to the Directors concerning the Opportunity Fund’s operations.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) serves as the independent registered public accounting firm for the Opportunity Fund. As independent registered public accounting firm for the Opportunity Fund, Tait Weller reviews the financial statements of the Opportunity Fund contained in the Fund’s annual reports. Upon completion of this review, Tait Weller issues an opinion with regard to the financial statements.

Shareholder Reports and Inquiries

The Opportunity Fund issues unaudited financial information semi-annually and audited financial statements annually. The Fund’s most recent annual and semi-annual reports are available without charge by calling collect at (516) 390-5565. Shareholder inquiries should be addressed to the Fund c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Purchase and redemption transactions should be made through HASI by calling (800) 452-4892.

HOW TO PURCHASE SHARES

General

The Opportunity Fund’s Class A Shares are sold at the NAV next determined after the Company’s transfer agent, HASI (the “Transfer Agent”), receives an order plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested) reduced on investments of $100,000 or more. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed at the time of redemption on shares that were purchased within one year of the redemption date where an indirect commission was paid. The minimum initial investment for each Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” in the Prospectus for more complete information.

Purchase orders for shares of the Opportunity Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange (“NYSE”), on any day that the NYSE is open for trading, will be purchased at the Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Fund.

RETIREMENT PLANS

The Opportunity Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Opportunity Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact David Lerner Associates, Inc. at (516) 390-5565, or write to:

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

Traditional Individual Retirement Account (“IRA”)

Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

Roth IRAs

The Taxpayers Relief Act of 1997 created the Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limits for 2013 are $5,500 annually if under age 50 and $6,500 if age 50 and over. Certain income phase-outs apply.

Coverdell Education Savings Account

Formerly known as the Education IRA, the Coverdell Education Savings Account was created with the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001. Funds can be used for primary and secondary education expenses with tax-free withdrawals for qualified education expenses. Total contributions may not exceed $2,000 per beneficiary.

Employer-Sponsored Qualified Retirement Plans

Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans (“qualified plans”), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan (“SEP”)

Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan

Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the “Code”) requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

HOW TO REDEEM SHARES

You may redeem your shares of the Opportunity Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Opportunity Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board, result in the need for the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. The Opportunity Fund has reserved the right to redeem in-kind, or partly in cash and partly in-kind.

The Opportunity Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares” in the Prospectus. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Opportunity Fund’s portfolio.

The Opportunity Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the Commission has by order permitted such suspension for the protection of the Opportunity Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Opportunity Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Opportunity Fund reserves the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Class A shares of a Fund for Class A shares of another Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

NET ASSET VALUE

The NAV per share for the Opportunity Fund is computed by adding the value of the Opportunity Fund’s investments, cash and other assets attributable to the Fund, deducting liabilities of the Fund and dividing the result by the number of shares outstanding. The public offering price is the Opportunity Fund’s NAV plus the applicable sales charge.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

The Opportunity Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Securities for which the primary market is the NASDAQ will be valued at the NASDAQ official closing price.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board. Other assets, such as receivables, are valued at their book value, unless the Board determines that they should be valued on another basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Opportunity Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain to shareholders each year, and to comply with the other requirements of the Code, so as to qualify as a registered investment company under Subchapter M of the Code. Normally, income dividends will be declared daily and paid monthly. Capital gains, if any, will be declared and distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are taxable to the shareholder whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the Opportunity Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Opportunity Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Each income dividend and capital gains distribution, if any, declared by the Opportunity Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate NAV as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares of the Opportunity Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes. The Opportunity Fund expects that its distributions generally will consist of net investment income and any net short-term capital gains.

Dividends representing net investment income and distributions of net short-term capital gains are generally taxable as ordinary income, unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend” or is derived from qualified dividend income and, to the extent required for a particular Fund, is designated as qualified dividend income. Distributions of the Fund’s net capital gains are taxable to the shareholders as long-term capital gains, regardless of the length of time shares have been held by a shareholder. A Fund’s net capital gains are capital gains realized by the Fund from the sale of capital assets held by the Fund for more than one year, net of capital losses. Long-term capital gains received by a shareholder through such distributions are currently taxed at a maximum rate of 20% (other than for corporations).

Under current law, qualified dividend income paid by the Opportunity Fund to individual taxpayers is taxed at rates equal to those applicable to long-term capital gains. This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Opportunity Fund with respect to its shares of such Fund, and the dividends paid to shareholders are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Opportunity Fund from certain United States corporations and certain qualifying foreign corporations, provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions from REITs received by the Opportunity Fund generally are not qualified dividend income which could, in turn, be distributed to such shareholders as qualified dividend income.

Dividends paid by the Opportunity Fund will typically be derived from taxable investments. Such dividends will not be “exempt-interest dividends.” Preferred stock dividends received by the Fund may qualify as qualified dividend income, in which case the payment of such income to shareholders would be eligible for long-term capital gains tax rates.

Distributions received by a shareholder in the Opportunity Fund may include nontaxable returns of capital, which will reduce a shareholder’s basis in shares of such Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further distributions will be taxable as a capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of the Opportunity Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.

Shareholders may also be treated as receiving certain tax credits through the Opportunity Fund, if the Fund holds certain qualified tax credit bonds and elects to pass through to shareholders the tax credits which it receives from such bonds. Such tax credits, whether used by the Opportunity Fund or passed through to shareholders, are also treated as increasing the taxable interest income of such Fund or shareholder, as applicable, subject to offset by the tax credits.

Upon the sale of shares of the Opportunity Fund, shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the shareholder’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 20% for gains recognized on the sale of capital assets held for more than one year. An exchange of shares in the Opportunity Fund for shares in another Fund is treated for tax purposes as a taxable disposition of shares, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Automatic Reinvestment Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Opportunity Fund will be required to withhold a portion of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Funds or if the shareholder is otherwise subject to backup withholding.

MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

For taxable years starting on or after January 1, 2013, the 2010 Health Care Bill imposes a new 3.8% “Medicare Tax” on “net investment income” for taxpayers earning over specified amounts. The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

Shareholders will be advised annually as to the federal tax status of ordinary income dividends, qualified dividend income, exempt-interest dividends, and capital gains and return of capital distributions made by the Opportunity Fund for the preceding year. Distributions by the Opportunity Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

Backup Withholding

The Opportunity Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a U.S. shareholder’s U.S. federal income tax liability or refunded.

Cost Basis Information

The Opportunity Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Opportunity Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, When required to report cost basis, the Opportunity Fund will calculate it using the Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Opportunity Fund’s available cost basis reporting methods, including the default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Opportunity Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Opportunity Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method will be applied to your covered shares. The Opportunity Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Opportunity Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating the Opportunity Fund’s brokerage orders and may direct orders to any broker, which may include DLA, the distributor and an affiliated person of the Fund and the Adviser. It is the Adviser’s general policy to seek to execute securities transactions in such a manner that the total cost or proceeds in each transaction is the most favorable, taking into account such factors as the price (including the applicable brokerage commission or spread), size of order, the difficulty of execution and the full range and quality of a broker-dealer’s services. In the purchase and sale of over-the-counter securities, it is the Adviser’s policy to use the primary market makers except when a better price can be obtained by using a broker. The brokers selected for trades will be regularly evaluated and monitored for performance and execution quality by the Adviser. While the Adviser generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

The Opportunity Fund has no obligation to deal with any broker-dealer in the execution of portfolio transactions. The Opportunity Fund may, consistent with the policy of obtaining the best net results, conduct brokerage transactions through DLA. In that event, the Opportunity Fund’s Board has adopted procedures in conformity with rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to DLA are reasonable and fair.

The Adviser is authorized by the Opportunity Fund to direct portfolio transactions to broker-dealers who may provide bona fide research and other services in the execution of orders. The use of broker-dealers who may supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Opportunity Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with potential advisory clients other than the Fund.

The Opportunity Fund has a Directed Brokerage Policy adopted pursuant to Rule 38a-1 under the 1940 Act. The policy ensures that the Opportunity Fund’s selection of broker-dealers is not impacted by considerations about the sale of Fund shares. The policy is designed to prevent persons accountable for selecting broker-dealers from taking broker-dealer promotional or sales efforts into consideration as part of the selection process and to prevent the Opportunity Fund, its adviser, or its distributor from entering into an agreement under which the Fund directs brokerage transactions (or revenue generated by those transactions) to a broker-dealer to pay for distribution of the Fund’s shares. Currently, there are no outside brokers selling Fund shares.

CAPITAL STOCK

The Company currently has five series: the Real Estate Fund, the Value Fund, the High Yield Tax Free Fund, the Income Fund and the Opportunity Fund. The authorized capital stock of the Real Estate Fund currently consists of 1 billion shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the High Yield Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Income Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Opportunity Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Funds’ Directors may increase the number of authorized shares without shareholder approval. The Real Estate Fund, the Value Fund, the High Yield Fund, the Income Fund and the Opportunity Fund each currently offer one class of shares, Class A Shares. All shares of the Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in any of the Funds will be entitled to his or her pro rata share with other holders of shares of all dividends and distributions arising from that Fund’s assets and, upon redeeming shares, will receive the then current NAV of the appropriate Fund represented by the redeemed shares.

Under Maryland law, the Funds are not required, and do not intend to hold annual meetings of shareholders unless, under certain circumstances, they are required to do so under the 1940 Act. Shareholders of 10% or more of either Fund’s outstanding shares may request that a special meeting be called to consider the removal of any Directors.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of both series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Plan associated with that class. Procedures for calling a shareholders’ meeting for the removal of Directors of a Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of either Fund, are entitled to receive the net assets of the appropriate Fund.

FINANCIAL STATEMENTS

The Opportunity Fund recently commenced operations and, as a result, has no financial statements. You can receive free copies of reports (once available), request other information and discuss your questions about the Opportunity Fund by contacting the Transfer Agent directly at:

Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

(800) 452-4892